UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))
Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.025 per share	QUAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2020, Quad/Graphics, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders voted on the following proposals:

•The election of all nine directors to the Company’s Board of Directors for a one-year term to expire at the Company’s 2021 annual meeting of shareholders;
•To approve the Quad/Graphics, Inc. 2020 Omnibus Incentive Plan (the “2020 Omnibus Plan”); and
•To approve, on an advisory basis, the compensation of the Company's named executive officers as described in the Company's 2020 proxy statement.

As of the March 12, 2020 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 40,227,708 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 40,227,708 votes; and 13,556,858 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 135,568,580 votes. Approximately 88.75% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Mark A. Angelson, Douglas P. Buth, John C. Fowler, Stephen M. Fuller, Christopher B. Harned, J. Joel Quadracci, Kathryn Quadracci Flores, Jay O. Rothman and John S. Shiely as directors for a one-year term to expire at the Company’s 2021 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Mark A. Angelson	154,805,440	99.22%	1,220,387	0.78%	—	N/A
Douglas P. Buth	153,267,249	98.23%	2,758,578	1.77%	—	N/A
John C. Fowler	144,542,809	92.64%	11,483,018	7.36%	—	N/A
Stephen M. Fuller	154,573,005	99.07%	1,452,822	0.93%	—	N/A
Christopher B. Harned	149,422,714	95.77%	6,603,113	4.23%	—	N/A
J. Joel Quadracci	151,480,584	97.09%	4,545,243	2.91%	—	N/A
Kathryn Quadracci Flores	149,645,073	95.91%	6,380,754	4.09%	—	N/A
Jay O. Rothman	149,453,772	95.79%	6,572,055	4.21%	—	N/A
John S. Shiely	152,586,552	97.80%	3,439,275	2.20%	—	N/A

2020 Omnibus Plan

The shareholders approved the 2020 Omnibus Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
148,595,821	95.24%	6,934,011	4.44%	495,995	0.32%	—	N/A

Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2020 proxy statement. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
151,162,765	97.21%	4,345,179	2.79%	517,883	N/A	—	N/A
_______________
(1)Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2020

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President of Administration, General Counsel and Secretary

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